UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 11, 2004 (Date of earliest event reported)

SCHUFF INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-22715	86-1033353
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1841 West Buchanan Street
Phoenix, Arizona 85009

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (602) 252-7787

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

99.1	Press Release of Schuff International, Inc. entitled “Schuff International Reports Fourth Quarter, Full-Year 2003 Results”.

ITEM 9.	REGULATION FD DISCLOSURE (The following discussion is furnished under “Item 12. Results of Operations and Financial Condition”.)

     In accordance with SEC Release No. 33-8216, the following information, required to be furnished under “Item 12. Results of Operations and Financial Condition,” is furnished under “Item 9. Regulation FD Disclosure.”

     On March 11, 2004, Schuff International, Inc. issued a press release announcing its financial results for 2003. A copy of the press release is attached to this Report as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHUFF INTERNATIONAL, INC. (Registrant)
/s/ Michael R. Hill
Michael R. Hill
Date: March 11, 2004	Vice President, Chief Financial Officer, Treasurer, and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Schuff International, Inc. entitled “Schuff International Reports Fourth Quarter, Full-Year 2003 Results”.